Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. THE OMITTED PORTIONS HAVE BEEN REPLACED WITH “[***].

CHANGE MANAGEMENT FORM 9 TO STATEMENT OF WORK 1

Statements of Work (“SOWs”): Support.com, Inc. (“Vendor”), Wireless Gateway (“SOW 1”) dated October 1, 2013		PCR No.:
Originator: Joy Park		Date: 02/02/2017
Department: NCO	Phone #: [***]	Title: Vice President
Locations Impacted: Work at Home
Requested Implementation Date: 03/22/2017
Estimated Hours: (LOE)	☒ Billable ☐Non-Billable	Billing Rate/Hour: See SOW
Fixed Fee Cost (if applicable) N/A

Type of Change: Comcast and Vendor agree to modify the Service Level Targets as set forth below.  Unless specifically provided in this Change Management Form (“CMF”), all other terms of SOW #1 remain unchanged.

Scope of Change:	☒Minor (Anything within current contract)	☐Major (may require contract amendment) MUST BE REVIEWED BY Business and/or P&L Owner
Area(s) of Change
☐ Accounting/Payroll		☐ Network
☐ Data Processing		☐ Resource Planning
☐ General Facilities		☐ Quality Assurance
☐ Human Resources		☐ Telecom
☐ IT/BI		☐ Training
☐ Operations		☐ Recruiting
☒ Other: Service Level Targets

The parties, for good and valuable consideration, the receipt of which is hereby acknowledged, agree to modify SOW 1 as follows:

Comcast Authorization
Comcast Representative’s Signature	/s/Joy Park

Print Name	Joy Park	Date	2/24/2017

Vendor Authorization
Vendor Representative’s Signature	/s/Rick Bloom

Print Name	Rick Bloom	Date	2/24/2017

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***

EXHIBIT A

Service Level Targets for Wireless Gateway

a.
Line Adherence: Vendor is required to meet a minimum staffing target of [***] for each thirty (30) minute interval.  The fiscal month target will be considered met if a minimum of [***] of the total [***] intervals meet the [***] interval requirement.  The intervals start on each hour and at the half of each hour adjusted for Comcast requested additional training.

The below bonus applies on a fiscal calendar month, which is measured by [***] in a fiscal month:

Actual Line Adherence	Bonus Rate
[***]	[***]

b.
VOC: Vendor shall meet the Service Level Target for Voice of Customer (“VOC”).  VOC is measured by the Comcast customer’s scoring related to their satisfaction with the last CSR that the customer interacted with on the phone.  A third party survey agent conducts the automated survey after the last interaction and the customer’s rating of satisfaction with that CSR is scored and reported out to Vendor and CSR.

The Bonus for achievement of the Service Level Target is:

Service Level Target	Bonus Rate
[***]	[***]

c.
FCR:  Vendor shall meet the Service Level Target for First Call Resolution (“FCR”).  FCR is measured as the total number of Unique Customers who do not call back to the same queue initially called within [***] including [***] into that queue not to include abandoned calls within the [***].  Unique Customers are defined as the [***] from the same phone number.

The Bonus for achievement of the Service Level Target is:

Service Level Target	Bonus Rate
[***]	[***]

d.
Adjusted Bonus Percentages.  In the event that Comcast elects to waive a Service Level Target for any fiscal calendar month, Comcast shall notify Vendor of such decision as soon as reasonably practical.  Such notice shall include the adjusted Bonus payout percentages for the remaining metric(s) based on an equal distribution of the Bonus that corresponded to the waived Service Level Target to the remaining Service Level Targets.

e.
AHT Target Credit.  The AHT Target will be determined by Comcast based on the external AHT for the same call type as calculated based on the then current fiscal month vendor AHT average for all third party outsourced agents handling that call type. New hire CSRs AHT will be excluded from the AHT calculation for the [***] of employment, except for CSRs hired as attrition replacements. If Vendor’s actual AHT for a fiscal month does not exceed the AHT Target by [***], then no credit shall be due to Comcast.  For Services managed by Comcast divisional teams, AHT will be measured by division by aggregate line of business and compared to the Comcast division external AHT for the same call types.  AHT shall not be effective until such time as the reporting is available to Comcast.  If Vendor’s actual AHT for a fiscal month exceeds the AHT Target by [***], then a credit shall be issued to Comcast. The calculation of the credit shall be as set forth below:

[***]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***